UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

DECOY THERAPEUTICS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36812	47-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2450 Holcombe Blvd. Suite X Houston, TX (Address of principal executive offices)		77021 (Zip Code)

(713) 913-5608

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DCOY	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 26, 2026, Decoy Therapeutics Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an institutional and accredited investor (the “Purchaser”) for a private placement of the Company’s securities (the “Private Placement”). The closing of the Private Placement is expected to occur on or about June 29, 2026 (the “Closing” and such date, the “Closing Date”), subject to the satisfaction of customary closing conditions.

Pursuant to the Securities Purchase Agreement, the Company agreed to issue and sell to the Purchaser, at a purchase price of $5.91 per share (the “Per Share Purchase Price”), (i) an aggregate of 592,217 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), or, at the election of the Purchaser whose purchase would otherwise cause it to exceed the Beneficial Ownership Limitation (as defined below), pre-funded warrants in lieu thereof (the “Pre-Funded Warrants”), and (ii) accompanying milestone-based Series A common warrants (the “Series A Warrants”), Series B common warrants (the “Series B Warrants”) and Series C common warrants (the “Series C Warrants” and, together with the Series A Warrants and the Series B Warrants, the “Milestone Warrants”). The purchase price of each Pre-Funded Warrant equals the Per Share Purchase Price minus $0.0001. The Purchaser will receive Series A Warrants, Series B Warrants and Series C Warrants to purchase up to a number of shares of Common Stock equal to 100%, 200% and 200%, respectively, of the number of Shares (and shares underlying any Pre-Funded Warrants) purchased by the Purchaser, in each case at an exercise price of $5.91 per share, subject to adjustment.

The aggregate gross proceeds to the Company from the Private Placement are expected to be approximately $3.5 million, before deducting placement agent fees and other offering expenses payable by the Company and excluding the proceeds, if any, from the future exercise of the Milestone Warrants. If the Milestone Warrants are exercised in full for cash following satisfaction of the applicable milestones and receipt of Stockholder Approval (as defined below), the Company would receive up to approximately $17.5 million in additional gross proceeds. The Company intends to use the net proceeds from the Private Placement for general corporate purposes, including to advance its lead asset into clinical trials.

The Securities Purchase Agreement contains customary representations, warranties, covenants, conditions to closing and indemnification obligations of the Company and the Purchaser. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Under the Securities Purchase Agreement, the Milestone Warrants are not exercisable, and the shares of Common Stock issuable upon exercise thereof are not issuable, until the Company obtains approval of its stockholders for the exercise of the Milestone Warrants and the issuance of the underlying shares of Common Stock as required under the applicable rules and regulations of The Nasdaq Stock Market LLC (“Stockholder Approval” and the date on which Stockholder Approval is obtained, the “Stockholder Approval Date”). The Company has agreed to hold a special meeting of stockholders no later than 90 days after the Closing Date to seek Stockholder Approval and, if Stockholder Approval is not then obtained, to seek such approval at least every 90 days thereafter until the earlier of the date Stockholder Approval is obtained and the date on which the Milestone Warrants are no longer outstanding.

The “Beneficial Ownership Limitation” under the Securities Purchase Agreement is 4.99% (or, at the election of a Purchaser at the Closing, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the securities on the Closing Date. In addition, subject to certain exceptions, the Company agreed that from the date of the Securities Purchase Agreement until 180 days after the Effectiveness Date (as defined below), the Company will not effect or enter into an agreement to effect any issuance of Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement) involving a Variable Rate Transaction (as defined in the Securities Purchase Agreement), subject to certain exceptions, including issuances under the Company’s existing equity line of credit and, from and after the Effectiveness Date, an “at-the-market” offering facility with the Placement Agent (as defined below).

Pre-Funded Warrants

Each Pre-Funded Warrant has an exercise price of $0.0001 per share, is exercisable at any time on or after its date of issuance and will not expire until exercised in full. A holder of Pre-Funded Warrants may not exercise any portion of its Pre-Funded Warrants to the extent that, after giving effect to such exercise, the holder (together with its affiliates and certain related parties) would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise, which percentage may be adjusted at the holder’s election (but not in excess of 9.99%) upon 61 days’ prior notice to the Company. The exercise price and the number of shares of Common Stock issuable upon exercise of the Pre-Funded Warrants are subject to adjustment in the event of certain stock dividends, stock splits, stock combinations, reclassifications and similar events affecting the Common Stock.

Series A, Series B and Series C Milestone Warrants

Each of the Series A Warrants, Series B Warrants and Series C Warrants has an exercise price of $5.91 per share, subject to adjustment. Each Milestone Warrant will expire on the earlier of (i) the 90th day following the date of the applicable Milestone Event (as defined below) and (ii) June 26, 2031. Notwithstanding the foregoing, the Milestone Warrants are not exercisable, and the shares of Common Stock issuable upon exercise thereof are not issuable, prior to the Stockholder Approval Date. A holder of Milestone Warrants may not exercise any portion of its Milestone Warrants to the extent that, after giving effect to such exercise, the holder (together with its affiliates and certain related parties) would beneficially own more than 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. A holder of Milestone Warrants may also elect to receive Pre-Funded Warrants in lieu of shares of Common Stock upon exercise.

With respect to the Series A Warrants, the “Milestone Event” means the later of (a) the date of the filing by the Company of a Clinical Trial Application with the applicable competent regulatory authority in the European Economic Area to commence a Phase 1 clinical trial and (b) the Stockholder Approval Date.

With respect to the Series B Warrants, the “Milestone Event” means the later of (a) the date on which the Company provides notice to the holder of the Company’s receipt of formal written approval from the Medicines and Healthcare products Regulatory Agency to conduct a Phase 2a human challenge trial in the United Kingdom and (b) the Stockholder Approval Date.

With respect to the Series C Warrants, the “Milestone Event” means the later of (a) the Company’s public announcement that the Phase 2a human challenge trial conducted in the United Kingdom met its primary endpoint and (b) the Stockholder Approval Date.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchaser, pursuant to which the Company agreed to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of the Shares and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and the Milestone Warrants (the “Registrable Securities”). The Company is required to file the initial registration statement covering the Registrable Securities as soon as practicable, and in any event no later than the 15th calendar day following the date of the Registration Rights Agreement, and to use commercially reasonable efforts to have such registration statement declared effective as promptly as practicable thereafter, but in any event no later than the 45th calendar day following the date of the Registration Rights Agreement (or the 60th calendar day in the event of a “limited review” by the SEC, or the 90th calendar day in the event of a “full review” by the SEC) (such applicable date, the “Effectiveness Date”).

The Registration Rights Agreement provides that, upon the occurrence of certain events described therein, the Company will be obligated to pay to each holder, as partial liquidated damages and not as a penalty, an amount in cash equal to 1.5% of the aggregate subscription amount paid by such holder on the applicable event date and on each monthly anniversary thereof until the applicable event is cured, subject to a maximum aggregate amount of 10.5% of such holder’s aggregate subscription amount and excluding, for purposes of such calculation, any amount attributable to shares underlying Milestone Warrants for which the applicable Milestone Event or Stockholder Approval has not then occurred.

Lock-Up Agreements

In connection with the Private Placement, each of the Company’s executive officers and directors entered into a lock-up agreement in favor of the Placement Agent (each, a “Lock-Up Agreement”), pursuant to which each such person agreed, subject to certain limited exceptions, not to, without the prior written consent of the Placement Agent, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of, or enter into certain hedging transactions with respect to, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, or publicly disclose an intention to do any of the foregoing, for a period of 90 days following the Closing Date.

Placement Agency Agreement

On June 26, 2026, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Curvature Securities, LLC, as placement agent (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s sole placement agent on a “reasonable best efforts” basis, in connection with the Private Placement. As compensation for its services, the Company agreed to pay the Placement Agent a cash fee equal to 9.0% of the aggregate gross proceeds received by the Company from the sale of the securities in the Private Placement (a portion of which may be allocated to other registered broker-dealers) and to reimburse the Placement Agent for certain of its accountable expenses (including legal fees) up to $75,000 and non-accountable expenses up to $25,000. The Company also agreed to issue to the Placement Agent or its designees a warrant (the “Placement Agent Warrant”) to purchase a number of shares of Common Stock equal to 6.0% of the aggregate number of Shares (and shares underlying Pre-Funded Warrants) sold in the Private Placement, at an exercise price equal to 125% of the Per Share Purchase Price. The Placement Agent Warrant will be exercisable six months following the issuance date and will expire five years after the commencement of sales in the Private Placement.

The foregoing descriptions of the Securities Purchase Agreement, the Pre-Funded Warrants, the Series A Warrants, the Series B Warrants, the Series C Warrants, the Registration Rights Agreement, the Lock-Up Agreements, the Placement Agency Agreement and the Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements or forms of agreements, copies of which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares, the Pre-Funded Warrants, the Milestone Warrants and the Placement Agent Warrant, and the shares of Common Stock issuable upon exercise thereof, are being offered and sold, or will be issued, without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and/or Rule 506(b) of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state securities laws. Each Purchaser represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and that it is acquiring the securities for investment purposes only and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act. The securities have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01. Regulation FD Disclosure.

On June 26, 2026, the Company issued a press release announcing the Private Placement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected closing of the Private Placement, the anticipated gross proceeds therefrom and the potential additional proceeds from the exercise of the Milestone Warrants, the anticipated use of proceeds, the timing of the filing and effectiveness of the resale registration statement, the Company’s ability to obtain Stockholder Approval, and the Company’s development plans and milestones. These statements are based on current beliefs and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including the risk that the closing conditions to the Private Placement are not satisfied, that the Company does not obtain Stockholder Approval, that the applicable milestones are not achieved, and the other risks and uncertainties described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Series A Common Warrant
4.3	Form of Series B Common Warrant
4.4	Form of Series C Common Warrant
4.5	Form of Placement Agent Warrant
10.1	Securities Purchase Agreement, dated June 26, 2026, by and between the Company and the Purchaser
10.2	Registration Rights Agreement, dated June 26, 2026, by and between the Company and the Purchaser
10.3	Form of Lock-Up Agreement
10.4	Placement Agency Agreement, dated June 26 2026, by and between the Company and Curvature Securities, LLC

99.1	Press Release, dated June 26, 2026
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Decoy Therapeutics inc.

Date: June 29, 2026	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum
Executive Vice President and Chief Financial Officer